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                                                                  EXHIBIT 10.1




                          FREMONT GENERAL CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN





                     RESTATEMENT EFFECTIVE JANUARY 1, 1994





WILSON, SONSINI, GOODRICH & ROSATI
650 PAGE MILL ROAD
PALO ALTO, CA 94304-1050
(415) 493-9300

                               TABLE OF CONTENTS


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SECTION I - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.1       Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.2       Affiliated Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.3       Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.4       Board of Directors   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.5       Break in Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.6       Code   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.7       Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.8       Effective Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.9       Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.10      Employer:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.11      Employer Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.12      Employment Commencement Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.13      Entry Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.14      ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.15      Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.16      Normal Retirement Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.17      Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.18      Participating Employer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.19      Permanent and Total Disability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.20      Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.21      Plan Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.22      Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.23      Section 415 Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.24      Special Allocation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.25      Special Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.26      Suspense Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.27      Trust, Trust Fund or Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.28      Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.29      Valuation Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.30      Year of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

SECTION II - PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.1       Eligibility Requirements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.2       Reemployment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.3       Change in Employment Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         2.4       Election Not to Participate in the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

SECTION III - CONTRIBUTIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.1       Employer Contributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.2       Limitations on Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.3       No Right or Duty of Inquiry  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.4       Non-Reversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10





                                      -i-
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
SECTION IV - ACCOUNTS AND ALLOCATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.1       Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.2       Allocation of Employer Stock Released from Encumbrance, Employer Contributions and Forfeitures   . . . .  13
         4.3       Allocation of Earnings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.4       Dividends on Employer Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         4.5       Annual Additions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         4.6       Benefit Limitations:  Multiple Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.7       Correction of Error  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.8       Trust as Single Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

SECTION V - VESTING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         5.1       Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         5.2       Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

SECTION VI - BENEFITS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.1       Normal Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.2       Disability Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.3       Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.4       Death Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.5       Commencement of Distribution   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.6       Form of Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         6.7       Location of Former Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         6.8       Benefits to Minors and Incompetents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         6.9       Diversification of Investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         6.10      Period of Payment/Certain Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         6.11      Direct Rollovers; Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

SECTION VII - ACQUISITION AND DISTRIBUTION OF EMPLOYER STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         7.1       Loans Used to Acquire Employer Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         7.2       Put Option   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         7.3       Fair Market Value of Employer Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         7.4       Legends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         7.5       Basis of Employer Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

SECTION VIII - ADMINISTRATION BY THE COMMITTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         8.1       Appointment of the Plan Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         8.2       Powers of the Plan Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         8.3       Operation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         8.4       Meetings and Quorum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         8.5       Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         8.6       Domestic Relations Orders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

SECTION IX - DUTIES AND POWERS OF THE TRUSTEE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         9.1       General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         9.2       Trust Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         9.3       Limitation of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         9.4       Power of Trustee to Carry Out the Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         9.5       Plan Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

SECTION X - AMENDMENT AND TERMINATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30





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                               TABLE OF CONTENTS
                                  (continued)

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         10.1      Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         10.2      Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         10.3      Merger   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

SECTION XI - CLAIMS PROCEDURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         11.1      Right to File Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         11.2      Denial of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         11.3      Claims Review Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION XII - ADOPTION OF PLAN BY AFFILIATED COMPANIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         12.1      Adoption of the Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         12.2      Withdrawal   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

SECTION XIII - TOP HEAVY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         13.1      Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         13.2      Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         13.3      Minimum Allocation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         13.4      Vesting Schedule   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

SECTION XIV - MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         14.1      Receipt of Rollovers and Trustee to Trustee Transfers  . . . . . . . . . . . . . . . . . . . . . . . . .  36
         14.2      Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         14.3      Exclusive Benefit Rule   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         14.4      No Right to the Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         14.5      Rights of Employer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         14.6      Non-Alienation of Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         14.7      Construction and Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         14.8      Delegation of Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         14.9      Request for Tax Ruling   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37





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





                          FREMONT GENERAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN


                                   BACKGROUND


         The Fremont General Corporation Employee Stock Ownership Plan was originally adopted effective December 1, 1988. Fremont General Corporation deems it appropriate to restate the Plan in its entirety. The Plan and the related trust are intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986 and are created and maintained for the exclusive benefit of eligible employees of Participating Employers, and their beneficiaries, to enable them to acquire shares of stock in the Employer, to provide retirement funds, and to provide benefits in the event of disability. The Plan and trust are also intended to be an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Internal Revenue Code, and are designed to invest primarily in Employer stock.

                                   SECTION I

                                  DEFINITIONS

         Where indicated by initial capital letters, the following terms shall have the following meanings:

         1.1 ACCOUNT: An account maintained for the benefit of a Participant pursuant to Section 4.1.

         1.2 AFFILIATED COMPANY: Any corporation which is a member of a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined under Section 414(m) of the Code) which includes the Employer; and any other organization or entity which is required to be aggregated with the Employer pursuant to Section 414(o) of the Code.

         1.3 BENEFICIARY: The person or entity who is to receive any benefits payable from the Plan on account of a Participant's death. If the Participant is married, the Beneficiary is the Participant's spouse and no written designation is required. If the Participant is not married, the Beneficiary is the person designated to receive such benefits. A married Participant may designate a Beneficiary other than the Participant's spouse provided (i) the Participant's spouse consents in writing (on a form provided by the Plan Committee) to such designation and to the form thereof; (ii) such Beneficiary designation may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any further consent by the spouse); and (iii) the spouse's consent acknowledges the effect of such Beneficiary designation and is witnessed by a plan representative or a notary public. Such spousal consent shall not be required if it is established to the satisfaction of the Plan Committee that the consent required under the preceding sentence cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury or the Secretary's delegate may by regulations prescribe. If at the time of his or her death, the Participant has no spouse or designated Beneficiary, the Beneficiary is the personal representative of the Participant's estate. A Participant may designate a person or entity to be his or her Beneficiary by filing a properly completed and executed form provided by the Plan Committee. A Participant's Beneficiary is bound by the terms of the Plan.

         1.4 BOARD OF DIRECTORS: The Board of Directors of Fremont General Corporation.

         1.5 BREAK IN SERVICE: For purposes of vesting, a Plan Year during which the Employee does not perform more than 500 Hours of Service. Reference is also made to Section 1.30 which provides that an Employee must complete at least 1,000 Hours of Service in order to have a Year of Service for vesting purposes. Employees who perform or complete more than 500 Hours of Service, but less than 1,000 Hours of Service in a Plan Year have neither a Break in Service nor a Year of Service.

         1.6     CODE:  The Internal Revenue Code of 1986, as amended.

         1.7     COMPENSATION:

                 (a) Compensation means all of an Employee's Code Section 3401(a) [W-2] wages. Wages as defined in Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

                 (b) Compensation shall include only that compensation which is actually paid to the Employee during the Plan Year. Notwithstanding the foregoing, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

                 (c) For Plan Years beginning after December 31, 1988, the annual Compensation of each Employee taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000 (as adjusted by the Adjustment Factor). If Compensation is to be determined on a period of time that contains fewer than 12 calendar months, the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins, multiplied by the ratio obtained by dividing the number of full months in the period by 12. In determining the Compensation of a Participant for purposes of the foregoing $200,000 limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation. If Compensation for any prior determination period is taken into account in determining a Participant's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

                 (d) For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this Section, Compensation for a limitation year is the Compensation actually paid or made available during such limitation year.

                 (e) For plan years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the plan shall not exceed the annual compensation limit under the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93"). The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is in the number of months in the determination period, and the denominator of which 12. For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         1.8 EFFECTIVE DATE: The Effective Date of the Plan is December 1, 1988. Except as otherwise expressly provided herein, the Effective Date of this Restatement is January 1, 1994; provided, however, that any provision of this Plan required as result of the Tax Reform Act of 1986 or any subsequent legislation shall be effective as of the earliest date required by such legislation. The Effective Date for an Affiliated Company is the date as of which the Plan is adopted by the Affiliated Company.

         1.9 EMPLOYEE: Any person employed by the Employer, other than as an independent contractor. The term Employee shall include leased employees within the meaning of Code Section 414(n)(2) ("Leased Employees"). Notwithstanding the foregoing, if such Leased Employees constitute less than 20% of the Employer's non-highly compensated work force within the meaning of
Section 414(n)(1)(C)(ii) of the Code, the term Employee shall not include those Leased Employees covered by a plan described in Section 414(n)(5) of the Code unless otherwise provided by the terms of this Plan.

         1.10    EMPLOYER:  Fremont General Corporation and any Affiliated
Company.

         1.11 EMPLOYER STOCK: Common or preferred stock of Fremont General Corporation, or any successor by merger consolidation or otherwise, that meets the requirements of "qualifying employer security" under ERISA Section 407(d)(5) and "employer securities" under Code Section 409(1).

         1.12 EMPLOYMENT COMMENCEMENT DATE: The date on which an Employee first performs an Hour of Service for the Employer, within the meaning of 29 CFR Section 2530.200b-2(a).

         1.13    ENTRY DATES:  June 30 and December 31 of each Plan Year.

         1.14 ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         1.15 HOUR OF SERVICE: An Employee shall be credited with one Hour of Service for:

                 (a) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or an Affiliated Company for the performance of duties. These hours shall be credited to the Employee for the computation period in which the duties are performed.

                 (b) Each hour for which the Employee is paid or entitled to payment by the Employer or an Affiliated Company for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) because of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or authorized leave of absence. These hours shall be credited to the Employee for the computation period in which the duties would have been performed. Hours under this subparagraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated in the Plan by this reference.

                 (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliated Company. The same Hours of Service shall not be credited both under subparagraphs (a), (b) or (d), as the case may be, and under this subparagraph (c). These hours shall be credited to the Employee for the computation period to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made.

                 (d) For purposes of determining whether an Employee has a Break in Service, each hour (up to a maximum of 501 hours in a single continuous period) for which the Employee is absent because of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) the Employee's caring for a child immediately after the birth or placement of the child. These hours shall be credited to the Employee for the computation period in which the leave of absence begins only if the Participant would otherwise incur a Break in Service in that computation period. In all other cases, these hours shall be credited to the next following computation period.

         1.16    NORMAL RETIREMENT DATE:  A Participant's 65th birthday.

         1.17    PARTICIPANT:  An Employee who meets the requirements of
Section II.

         1.18 PARTICIPATING EMPLOYER: The Affiliated Companies listed on Exhibit A, which have, from time to time, adopted the Plan.

         1.19 PERMANENT AND TOTAL DISABILITY: The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, or such other standard as expressed in Section 22(e)(3) of the Code or any successor provision. The permanence and degree of such impairment shall be supported by medical evidence.

         1.20 PLAN: The Fremont General Corporation Employee Stock Ownership Plan, as set forth herein and as amended from time to time.

         1.21    PLAN COMMITTEE:  The committee established pursuant to Section
8.1 to be responsible for the general administration of the Plan and supervision of the Trust Fund, and to be responsible pursuant to Section 9.5 for advising the Trustee regarding the management, disposition and investment of Trust assets (including the power to direct the Trustee with respect to the voting of Employer Stock, subject to the right of Participants to direct the Trustee with regard to allocated shares pursuant to the Trust Agreement).

         1.22 PLAN YEAR: The 12 consecutive month period beginning on January 1 and ending on December 31 of each year.

         1.23    SECTION 415 COMPENSATION:  For purposes of Section 415 of the
Code,

                 (a)      The term "Section 415 Compensation" includes:

                          (1)     The Participant's wages, salaries, fees for
professional service and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses).

                          (2)     For purposes of subdivision (1) of this
subparagraph, earned income from sources outside the United States (as defined in Section 911(b)), whether or not excludable from gross income under Section 911 or deductible under Section 913 of the Code.

                          (3)     Amounts described in Sections 104(a)(3),
105(a) and 105(h), but only to the extent that these amounts are includable in the gross income of the Employee.

                          (4)     Amounts paid or reimbursed by the Employer
for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under Section 217 of the Code.

                          (5)     The value of a nonqualified stock option
granted to an Employee by the Employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted.

                          (6)     The amount includable in the gross income of
an Employee upon making the election described in Section 83(b) of the Code.

                 (b) The term "Section 415 Compensation" does not include items such as:

                          (1)     Contributions made by the Employer to a plan
of deferred compensation to the extent that, before the application of Code
Section 415 limitations to that plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by the Employee under Section 219(b)(1) of the Code. Additionally, any distributions from a plan of deferred compensation are not considered as compensation for Section 415 purposes, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded nonqualified plan may be considered as compensation for Code Section 415 purposes in the year such amounts are includable in the gross income of the Employee.

                          (2)     Amounts realized from the exercise of a
nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (under Section 83 of the Code).

                          (3)     Amounts realized from the sale, exchange or
other disposition of stock acquired under a qualified stock option.

                          (4)     Other amounts which receive special tax
benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary deferral agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee).

         1.24 SPECIAL ALLOCATION: The amount to be allocated to the Account of a Special Participant. Such amount shall be an amount which, when added to the value of the Employer Stock released from a Suspense Account pursuant to
Section 4.1, and after the application of Sections 4.5 and 4.6, allocated to such Participant's Account, equals (as a percentage of Compensation) the value of Employer Stock so released and allocated to other non-Highly Compensated Employees who are not Special Participants, subject to the limitations of Sections 4.5 and 4.6.

         1.25 SPECIAL PARTICIPANT: Any Participant who, as of the time of a particular allocation of Employer Stock released from a Suspense Account pursuant to Section 4.1, (a) is not a Highly Compensated Employee, and (b) as a result of the limitations of Sections 4.5 and 4.6, would be allocated proportionately less value in the form of Employer Stock released from a Suspense Account pursuant to Section 4.1 (as a percentage of Compensation) than any other Participant who is not a Highly Compensated Employee.

         1.26 SUSPENSE ACCOUNT: The account established to hold Employer Stock that has been pledged as security for a loan, as described in Section 4.1(b).

         1.27 TRUST, TRUST FUND OR FUND: The trust implementing the Plan and the Plan assets held in the trust.

         1.28 TRUSTEE: Effective as of August 1, 1994, Merrill Lynch Trust Company of California, and any successor trustee(s) appointed by the Employer and accepting the Trust.

         1.29 VALUATION DATE: Each December 31. The Plan Committee may establish more frequent Valuation Dates, if the Plan Committee deems it appropriate.

         1.30    YEAR OF SERVICE:

                 (a) For purposes of determining eligibility, a Year of Service is a twelve consecutive month period during which an Employee is credited with 1,000 Hours of Service. The initial computation period is the 12-consecutive month period beginning on the Employee's Employment Commencement Date. Succeeding 12-consecutive month periods (if necessary) commence on the anniversary of the Employee's Employment Commencement Date.

                 (b) For purposes of vesting, a Year of Service is a Plan Year during which an Employee is credited with 1,000 Hours of Service.

                 (c) The Administrator will credit each Employee with Hours of Service on the basis of months of employment. Each Employee will be credited with 190 Hours of Service for each month in which he or she performs at least one Hour of Service.

                 (d) Each Year of Service completed by a Participant in this Plan while he or she was an employee of Beaver Insurance Company, Pacific Compensation Insurance Company, or Investors Bancor shall be deemed a Year of Service for all purposes under this Plan.

                                   SECTION II

                                 PARTICIPATION

         2.1     ELIGIBILITY REQUIREMENTS:

                 (a) Each Employee, except Employees employed by an Affiliated Company which is not a Participating Employer, Leased Employees, Part-Time Employees, Temporary Employees, and Union Employees may commence participation in the Plan on the Entry Date following his or her completion of one (1) Year of Service.

                 (b) For purposes of this Section, the following definitions shall apply:

                          (i)     Part-time Employees - Employees scheduled to
work less than 25 hours per week.

                          (ii)    Temporary Employees - Employees hired on a
temporary or seasonal basis who are classified as such in the records of the Employer.

                          (iii)   Union Employees - Employees included in a
unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulations Section 1.410(b)-9. For this purpose, the term "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer.

         2.2 REEMPLOYMENT: If an eligible Employee who has satisfied the service requirement in Section 2.1 terminates employment with the Employer, is thereafter reemployed by the Employer, and is again an eligible Employee, the Employee will be eligible to participate in the Plan as of his or her Reemployment Commencement Date. An Employee who terminates employment prior to satisfying the service requirement specified in Section 2.1, and who is thereafter reemployed by the Employer, will become eligible to participate in the Plan in accordance with the provisions of Section 2.1.

         2.3 CHANGE IN EMPLOYMENT STATUS: In the event a Participant becomes an Employee excluded from participation in the Plan under Section 2.1 and therefore becomes ineligible to participate, such Employee will participate immediately upon returning to an eligible class of Employees. In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the service requirement in Section 2.1.

         2.4 ELECTION NOT TO PARTICIPATE IN THE PLAN: An Employee who has met the requirements for participation pursuant to Section 2.1 and who meets one of the following requirements may elect not to participate in the Plan for one or more Plan Years:

                 (a) The Participant has sold Employer Stock to the Trust and has elected, pursuant to Code Section 1042, not to recognize gain on the sale of the Employer Stock;

                 (b) The Participant is a member of the family of a Participant described in subsection (a) (as determined pursuant to Code Section 409(n)); or

                 (c) The Participant owns more than 25% in value of any class of outstanding Employer Stock (as determined pursuant to Code Section 409(n)).

                 The Employee may elect not to participate in the Plan by filing a written election with the Plan Committee. An election not to participate in the Plan shall be effective for the first Plan Year ending after the date of the election and for subsequent Plan Years, until the election is revoked. An Employee may revoke his or her election for Plan Years ending after the date of the revocation by filing a written revocation with the Plan Committee. The Plan Committee may establish rules relating to when and how elections and revocations of elections must be made.

                                  SECTION III

                                 CONTRIBUTIONS

         3.1     EMPLOYER CONTRIBUTIONS:

                 (a) For each Plan Year, the Employer shall contribute to the Trust such amount as the Board of Directors may deem appropriate and reasonable considering the condition of the business and the interests of the Plan Participants. The Employer contribution for each Plan Year shall be at least equal to the amount of the current installments of principal and interest that are due on any loan secured by Employer Stock held in the Trust Fund.

                 (b) The Employer's contribution may be made in cash or in Employer Stock; provided that the Employer shall contribute annually an amount of cash that is at least equal to the current installments of principal and interest on any loan secured by Employer Stock held in the Trust Fund. The contribution of the Employer for any Plan Year may be made in one or more payments at any time; provided that the total amount of the contribution for any Plan Year shall be paid to the Trustee not later than the date on which the Employer's income tax return is required to be filed, including any extensions for filing obtained.

                 (c) The Employer's cash contribution, earnings on that contribution, and earnings attributable to Employer Stock that is used as collateral for a loan shall be used to pay the current installments of principal and interest on any outstanding loan that is secured by Employer Stock held in the Trust Fund. To the extent that the Employer contribution is not used to pay the current installments of principal and interest on such a loan, the Employer contribution shall be allocated to Participants' Accounts as described in Section 4.2.

                 (d) Notwithstanding the foregoing, if at any time the Employer contributes an amount to repay all or a portion of an outstanding loan secured by Employer Stock held in the Trust Fund, and the amount of loan principal repaid is less than the value of Employer Stock released from a Suspense Account pursuant to Section 4.1, the Employer will contribute in cash or shares an amount sufficient to allocate to the Accounts of all Special Participants (if any) value that is equal to the Special Allocation applicable to all such Participants.

         3.2 LIMITATIONS ON CONTRIBUTION: Notwithstanding the foregoing, the Employer's contribution for any Plan Year shall not exceed, (a) the amount that may be allowed as a deduction from the gross income of the Employer under Code Section 404, or (b) any limitation imposed by Section 4.5 or 4.6.

         3.3 NO RIGHT OR DUTY OF INQUIRY: Neither the Trustee, the Plan Committee, nor any Participant shall have any right or duty to inquire into the amount of the Employer's annual contribution or the method used in determining the amount of the Employer's contribution. The Trustee shall be accountable only for funds actually received by the Trustee.

         3.4 NON-REVERSION: It shall be impossible, at any time before satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the principal or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their Beneficiaries, provided, however, that:

                 (a) If a contribution is made by the Employer under a mistake of fact (including a contribution that exceeds the limitation imposed by Section 4.5 or 4.6), this Section shall not prohibit the return of the contribution to the Employer within one year after the payment of such contribution;

                 (b) If a contribution is conditioned on the initial qualification of the Plan under Code Section 401, this condition is not satisfied, the Plan was submitted to the Internal Revenue Service for qualification by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe, and the amount is returned to the Employer within one year after the date on which initial qualification is denied; or

                 (c) If a contribution is conditioned upon the deductibility of the contribution, then, to the extent the deduction is disallowed, this Section shall not prohibit the return of the contribution (to the extent disallowed) to the Employer within one year after the disallowance of the deduction.

                                   SECTION IV

                            ACCOUNTS AND ALLOCATIONS

         4.1     ACCOUNTS:

                 (a) An Account shall be maintained for each Participant, to which Employer contributions and earnings shall be credited. The following subaccounts shall be established for each Participant:

                          (i)     An "Employer Stock Account", to which shall
be credited all Employer Stock that is allocated to the Participant's Account, and

                          (ii)    An "Other Investments Account", to which
shall be credited all investments other than Employer Stock that are allocated to the Participant's Account.

                 (b) If Employer Stock has been pledged as collateral for a loan, the encumbered Employer Stock will be held in a Suspense Account pending repayment of the loan. As the loan is repaid, the Employer Stock that was originally pledged as collateral for the portion of the loan that is repaid shall be released from encumbrance. The number of shares of Employer Stock released from encumbrance for each Plan Year during the duration of the loan shall equal the number of encumbered shares of Employer Stock held by the Plan immediately before the release, multiplied by the following fraction (which shall not exceed one):

                          (i)     The numerator is the amount of principal and
interest paid for the Plan Year, and

                          (ii)    The denominator is the sum of the numerator
plus the principal and interest to be paid for all future Plan Years (determined without taking into account any possible extension or renewal periods).

                 (c) Notwithstanding paragraph (b) above of this Section 4.1, if (aa) the loan provides for annual payments of principal and interest at a cumulative rate which is not less rapid at any time than level annual payments of such amounts for 10 years, (bb) the interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables, and (cc) by reason of a renewal, extension or refinancing, the sum of the expired duration of the original loan, any renewal period, any extension period and the duration of any new loan does not exceed 10 years, the Plan Committee, in its discretion, may direct that Shares of Employer Stock released from encumbrance for each Plan Year during the duration of the loan shall equal the number of encumbered shares of Employer Stock held by the Plan immediately before the release, multiplied by the following fraction (which shall not exceed one):

                          (i)     The numerator is the amount of principal paid
for the Plan Year, and

                          (ii)    The denominator is the sum of the numerator
plus the principal to be paid for all future Plan Years.

                 (d) In determining the number of Shares of Employer Stock to be released for any Plan Year under either paragraphs (b) or (c) above;

                          (i)     The number of future years under the loan
must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods;

                          (ii)    If the loan provides for a variable interest
rate, the interest to be paid for all future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year for which the determination is made; and

                          (iii)   If the Employer Stock allocated to the
Suspense Account includes more than one class of shares, to be withdrawn from the number of shares of such class Suspense Account for a Plan Year must be determined by applying the applicable fraction (determined pursuant to (b) or (c) above) to each such class.

                 (e) Allocations of Employer Stock shall be separately made for each class of such stock, and the Plan Committee shall maintain adequate records of the aggregate cost basis of Employer Stock allocated to each Participant's Employer Stock Account.

                 (f) Shares of Employer Stock released from encumbrance for each Plan Year shall be allocated to Participants' Accounts in the manner described in Section 4.2.

         4.2 ALLOCATION OF EMPLOYER STOCK RELEASED FROM ENCUMBRANCE, EMPLOYER CONTRIBUTIONS AND FORFEITURES:

                 (a) As of the last day of each Plan Year, the Plan Committee shall allocate to Participants' Accounts any Employer Stock released from encumbrance for the Plan Year, any part of the Employer contribution for the Plan Year that is not required and/or used to pay the current installments of principal and interest on a loan secured by Employer Stock, and any forfeitures.

                 (b) Notwithstanding the preceding sentence, the Plan Committee may direct the Trustee to allocate to the Participants' Employer Stock Accounts shares of Employer Stock released from a Suspense Account pursuant to Section 4.1 which have become available for allocation in lieu of the cash dividends with respect to Employer Stock released from a Suspense Account pursuant to Section 4.1 which have been allocated to their Employer Stock Accounts and which cash dividends were used by the Trustee to satisfy current obligations as provided in Section 4.4.

                 (c) The allocation shall be made among the Accounts of the Participants who complete 1,000 Hours of Service during the Plan Year, and who are employed by the Employer on the last day of the Plan Year, in the proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year; provided that, effective as of January 1, 1993, if an allocation is made of Employer Stock released from a Suspense Account, such stock and other cash or stock contributions shall be allocated (1) first, to the Accounts of Special Participants in an amount equal to the Special Allocation, and (2) next, to the Accounts of all Participants in the same manner described in this Section as if there was no allocation made pursuant to a release of Employer Stock from a Suspense Account. For purposes of this Section, an Employee whose employment with the Employer terminates during the Plan Year because the Employee (i) retires on or after reaching his or her Normal Retirement Date, (ii) incurs a Permanent and Total Disability, or (iii) dies, shall be deemed to have completed 1,000 Hours of Service during the Plan Year and to have been employed by the Employer on the last day of the Plan Year.

         4.3     ALLOCATION OF EARNINGS:

                 (a) Subject to Sections 7.3 and 8.2(ix), as of each Valuation Date, the Trustee shall determine the current fair market value of the assets of the Trust Fund. Before crediting the contributions allocated under Section 4.2, the Plan Committee shall adjust proportionately each Participant's Account and the Suspense Account so as to reflect any increase or decrease in value of the Trust Fund since the last Valuation Date as it relates to the assets actually invested.

                 (b) As of each Valuation Date, before the allocations under Section 4.2 are made, the Plan Committee shall allocate net income or losses generated on any investments other than Employer Stock since the last Valuation Date among Participant's Accounts on the basis of the balance in each Participant's Other Investments Account as of the preceding Valuation Date.

                 (c) Cash dividends on Employer Stock held in Participants' Accounts are paid to the Trust, and the dividends shall be allocated to Participants' Accounts and the Suspense Account on the basis of the number of shares of Employer Stock held in each Participant's Account and the Suspense Account as of the record date for the dividend.

                 (d) All Employer Stock received by the Trustee as a result of a stock split or stock dividend or as a result of a reorganization or other recapitalization of the Employer shall be allocated among Participants' Accounts and the Suspense

Account by applying the applicable stock split or stock dividend factor to the number of shares in each Participant's Account and the Suspense Account on the record date for the stock split, stock dividend, or recapitalization.

         4.4 DIVIDENDS ON EMPLOYER STOCK: Cash dividends paid to the Trust on Employer Stock acquired by a loan described in Section 7.1 shall first be used to satisfy current obligations of the Trust; provided, however, that the Trustee may hold in cash such portion of such dividends as is consistent with its obligations as Trustee. Any excess of cash dividends paid to the Trust on Employer Stock may be used to acquire Employer Stock, or, at the direction of the Plan Committee, may be distributed directly to Participants.

         4.5     ANNUAL ADDITIONS:

                 (a) Notwithstanding the foregoing, the total amount of the Annual Addition (defined below) that may be allocated to the accounts of any Participant for any Limitation Year (defined below) shall not exceed the lesser of (i) $30,000, or (ii) 25% of the Participant's Section 415 Compensation. The amount referred to in (i) of this Section shall be adjusted from time to time to correspond to the amount prescribed by law under Code
Section 415(c)(1)(A) or by the Secretary of the Treasury pursuant to Code
Section 415(d), determined as of the last day of the year to which the limitation applies.

                 (b) For purposes of this Section, the "Limitation Year" is the Plan Year and the term "Employer" includes Affiliated Companies. Except to the extent modified by subsection (c), "Annual Addition" means the total of the Employer's contribution and forfeitures credited to the Participant's Accounts under all defined contribution plans of the Employer for a Plan Year.

                 (c) If not more than one-third of the Employer Contributions for a Plan Year are allocated to the group of Participants consisting of highly compensated employees as defined in Code Section 414(q), then the foregoing rules shall be modified to provide that Annual Additions will not include Employer contributions that are applied to the payment of interest on a loan secured by Employer Stock or forfeitures of Employer Stock acquired with the proceeds of such a loan, provided that the amount of Employer contributions and forfeitures allocated to a Participant's Accounts in excess of the regular dollar limitation is in the form of Employer Stock or cash used to purchase Employer Stock within 30 days of the due date for filing the Employer's federal income tax return for that year, including extensions.

                 (d) Notwithstanding any of the foregoing to the contrary, any amounts attributable to postretirement medical benefits allocated to the account of a key Employee under any welfare benefits plan, as defined in
Section 419A of the Code, shall be treated as an Annual Addition for purposes of the dollar limitation under (a) above. A restored forfeiture, a transfer from another qualified plan and a rollover contribution shall not be counted as an Annual Addition.

                 (e) If the Annual Additions to a Participant's Account in any Limitation Year exceed the limitation of this Section, then the amounts that would have been credited to the Participant's Account but for this Section in excess of the limitation shall be administered as follows:

                          (i)     Any excess amount shall be deemed to be a
forfeiture as of the end of the Plan Year to which the limitation applies and shall be reallocated among the Accounts of the Participants (other than Participants to whom the limitation applies) as a forfeiture in such manner that no allocation to an Account exceeds the limitation imposed by this Section; and

                          (ii)    If the allocation or reallocation of the
excess amount causes the limitation imposed by this Section to be exceeded with respect to each Participant, then the excess amount as finally determined shall be held unallocated in a separate Suspense Account. The amount held in a Suspense Account shall be used to reduce Employer contributions for the next Plan Year (and succeeding Plan Years, as necessary). A Suspense Account shall not be subject to adjustment for investment gains or losses. Upon termination of the Plan, the assets of any Suspense Account then in existence shall be returned to the Employer.

                 (f) If the Employer and Related Companies maintain more than one defined contribution plan qualified under Code Section 401, then this Section shall be applied in such a way that the total Annual Additions under all such plans shall not exceed the amount specified in subsection (a). For purposes of this Section and Section 4.6, the term "Employer" includes Affiliated Companies.

         4.6 BENEFIT LIMITATIONS: MULTIPLE PLANS. If an Employee is a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, then the sum of the Employee's "defined benefit plan fraction" and "defined contribution plan fraction" for any Limitation Year as applied to the plans shall not exceed 1.0. Either the benefits provided under the defined benefit plans or the contributions made to the defined contribution plans shall be reduced to the extent necessary to comply with this limitation. For purposes of this Section:

                 (a) The "defined benefit plan fraction" for any Limitation Year is a fraction, the numerator of which is the Participant's projected annual benefit under all defined benefit plans of the Employer (determined as of the close of the Limitation Year), and the denominator of which is the lesser of:

                          (i)     The product of 1.25 multiplied by the dollar
limitation in effect pursuant to Code Section 415(b)(1)(A); or

                          (ii)    The product of 1.4 multiplied by 100% of the
Participant's average Compensation from the Employer for the three consecutive years that will produce the highest average.

                 (b) The "defined contribution plan fraction" for any Limitation Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Limitation Year under all defined contribution plans of the Employer and the denominator of which is the sum of the lesser of the following amounts determined for the Limitation Year and for each previous year of service with the Employer:

                          (i)     The product of 1.25 multiplied by the dollar
limitation in effect under Code Section 415(c)(1)(A);

                          (ii)    The product of 1.4 multiplied by 25% of the
Participant's Compensation for the year.

                 (c) As an alternative to the foregoing, in determining the limits of this Section, the Plan Committee may use any method permissible under Code Section 415.

         4.7 CORRECTION OF ERROR: If, due to forfeitures, reasonable error in estimating compensation, or other limited facts and circumstances as determined by the Commissioner, the Account balances or the Annual Additions to a Participant's Accounts would exceed the limitation described in Section 4.5 above, the aggregate of the Annual Additions to this Plan and the Annual Additions to any other plan described in Section 4.5(f) shall be reduced until the applicable limitation is satisfied. The reduction shall be treated the same as forfeitures and shall be allocated in accordance with Section 4.2 of the Plan to the Accounts of Participants who are not affected by this limitation. If any amount cannot be reallocated under the foregoing provision, such amount shall be deposited in a suspense account and allocated to the maximum extent possible in succeeding years, provided that (i) no Employer Contributions are made until Section 415 of the Code will permit their allocation, (ii) no investment gains or losses are allocated to such suspense account, and (iii) the amounts in such suspense account are allocated at the earliest possible date.

         4.8 TRUST AS SINGLE FUND: The creation of separate Accounts for accounting and bookkeeping purposes shall not restrict the Trustee in operating the Trust as a single Fund. Allocations to the Accounts of Participants in accordance with this Section IV shall not vest any right or title to any part of the assets of the Fund in such Participants, except as provided in Section V.

                                   SECTION V

                                    VESTING

         5.1     VESTING:

                 (a) A Participant shall become vested in his or her Account according to the following schedule:

          Years of Service                            Vested Percentage
         ------------------                           -----------------
         less than 1 year                                     0%
         1 but less than 2                                   10%
         2 but less than 3                                   20%
         3 but less than 4                                   30%
         4 but less than 5                                   40%
         5 but less than 6                                   60%
         6 but less than 7                                   80%
         7 years or more                                    100%

                 (b) Notwithstanding the foregoing, a Participant's Account shall become fully vested on the first to occur of the following events, if he or she is then an Employee:

                          (i)     The Participant's Normal Retirement Date;

                          (ii)    The Participant's death; or

                          (iii)   The Participant's Permanent and Total
Disability.

                 (c) In the case of an Employee who has five consecutive one-year Breaks in Service, all Years of Service after such Breaks in Service will be disregarded for the purpose of the vesting schedule in paragraph (a) above with respect to the Participant's Account balance that accrued before such Breaks in Service, but both pre-break and post-break service will count for the purposes of vesting the Account balance accruing after such Breaks in Service. In the case of an Employee who does not have five consecutive one-year Breaks in Service, both the pre-break and post-break service will count in vesting both the pre-break and post-break Account balance.

                 (d) If the vesting schedule in paragraph (a) above is amended to provide less rapid vesting than that shown in paragraph (a) above, if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a Top-Heavy vesting schedule, each Participant (i) who has completed three Years of Service with the Employer and
(ii) whose Account would have vested more rapidly prior to the amendment, may irrevocably elect during the election period to have the nonforfeitable percentage of his or her Account calculated without regard to such amendment. For purposes of this Section, the election period shall begin the date the amendment is adopted, and shall end on the date 60 days after the later of (i) the date the amendment is adopted, (ii) the date the amendment becomes effective, or (iii) the date the Participant is issued written notice of the amendment by the Employer or the Plan Committee.

         5.2     FORFEITURES:

                 (a) If an Employee's employment terminates for any reason other than death, Permanent and Total Disability or attainment of Normal Retirement Age, and the value of the Employee's vested Account balance is not greater than $3,500 (and the Employee's vested Account balance at the time of any prior distribution was not greater than $3,500), the Employee will receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion will be treated as a forfeiture. For purposes of this Section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance.

                 (b) If an Employee's employment terminates for any reason other than death, Permanent and Total Disability or attainment of Normal Retirement Age, and the Employee elects, in accordance with the requirements of Sections 6.5 and 6.6, to receive the value of the Employee's vested Account balance, the nonvested portion will be treated as a forfeiture.

                 (c) If an Employee receives a distribution pursuant to this Section and the Employee resumes employment covered under this Plan, the Employee's Account balance will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of 5 years after the date the Employee resumes employment covered under this Plan, or the date the Participant incurs 5 consecutive Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs 5 consecutive Breaks in Service, upon the date the Employee resumes employment covered under this Plan, the Account balance of the Employee will be restored to the amount on the date of such deemed distribution.

                 (d) If an Employee's employment terminates for any reason other than death, Permanent and Total Disability or attainment of Normal Retirement Age, the value of the Employee's vested Account balance is greater than $3,500 (or at the time of a prior distribution the value of the Employee's vested Account balance was greater than $3,500), and the Employee does not elect, in accordance with the requirements of Sections 6.5 and 6.6, to receive the value of the Employee's vested Account balance, the nonvested portion of the Employee's Account will be treated as a forfeiture as of the last day of the Plan Year in which the Employee incurs five consecutive Breaks in Service.

                 (e) Any amounts forfeited pursuant to this Section not used to restore the Accounts of Participants repaying partially vested distributions in accordance with paragraph (c) above shall be allocated as additional Employer contributions in accordance with Section 4.2.

                                   SECTION VI

                                    BENEFITS

         6.1 NORMAL RETIREMENT: A Participant may retire as of his or her Normal Retirement Date or as of any day thereafter. The Participant's Account shall be valued as of the Valuation Date coinciding with or next following the date on which the Participant retires and shall be distributed in accordance with Sections 6.5 and 6.6.

         6.2 DISABILITY RETIREMENT: If a Participant incurs a Permanent and Total Disability while employed by the Employer, the Participant's retirement shall be effective as of the date on which the Plan Committee determines that the Participant is Permanently and Totally Disabled. The Participant's Account shall be valued as of the Valuation Date coinciding with or next following the date on which the Participant retires and shall be distributed in accordance with Sections 6.5 and 6.6.

         6.3 TERMINATION OF EMPLOYMENT: A Participant who terminates employment for any reason other than retirement on or after his or her Normal Retirement Date, death or Permanent and Total Disability shall be entitled to receive distribution of his or her vested interest in his or her Account, determined under Section V, in accordance with Sections 6.5 and 6.6 below.

         6.4 DEATH BENEFITS: If a Participant or former Participant dies before the Participant's vested interest in his or her Account has been distributed, the Participant's vested interest remaining in his or her Account will be paid to the Participant's Beneficiary in a form selected pursuant to
Section 6.6. The deceased Participant's Account will be valued as of the Valuation Date coinciding with or next following the date of the Participant's death. The Plan Committee may authorize advance payments to be made to the Beneficiary after the Participant's death and before benefit payments begin.

         6.5     COMMENCEMENT OF DISTRIBUTION:

                 (a) Subject to subsections (b) (c), and (d) a retired, disabled or deceased Participant's vested Account balance shall be distributed (or shall begin to be distributed) at a date designated by the Plan Committee, which shall not be later than the 60th day following the close of the Plan Year during which the Participant retires, incurs a Permanent and Total Disability or dies.

                 Subject to subsections (b) (c) and (d) of this section, a terminated Participant's Account balance shall be distributed (or begin to be distributed) as follows:

                          (i)     In the case of a Participant whose Account
balances do not exceed $3,500, the vested portion of such Participant's Account shall be paid to the terminated Participant in accordance with Section 6.3 not later than 60 days after the end of the Plan Year in which he or she has a Break in Service.

                          (ii)    In the case of a Participant whose Account
balance exceeds $3,500, distribution of his Plan benefit will normally be made not later than 60 days after the end of the Plan Year in which such Participant terminates employment, dies, suffers a Permanent and Total Disability, or attains his or her Normal Retirement Date.

                          (iii)   Notwithstanding any of the forgoing to the
contrary, in the case of Employer Stock acquired after December 31, 1986, distribution of the portion of a Participant's vested Account balance shall begin not later than one year after the end of the fifth plan year following the plan year in which such Participant's employment terminated; provided, however, the Participant must consent in writing to such distribution before it will be made. If the Participant does not consent in writing to such distribution, the Participant's vested interest in his or her Account shall be distributed in accordance with paragraph (ii) above. Further if such Participant is employed by the Employer as of the last day of the fifth Plan Year following the Plan Year in which his or her employment terminated, distribution of his or her vested Account balance shall be in accordance with
(ii) above.

                 (b) Each Participant's vested Account balance must be distributed (or must begin to be distributed) not later than the April 1 following the calendar year in which the Participant reaches age 70-1/2.

                 (c) Notwithstanding the foregoing, distributions to former Participants must commence no later than 60 days following the close of the Plan Year in which occurs the latest of:

                          (i)     The date the Participant attains age 65,

                          (ii)    The 10th anniversary of the date on which the
Participant first commenced participation in the Plan, or

                          (iii)   The Participant's date of termination of
employment.

                 (d) Notwithstanding anything in this Section 6.5 to the contrary, if the value of the Participant's Account balance cannot be ascertained within 60 days following the close of the Plan Year in which such Account is otherwise required to be distributed, distribution shall commence no later than the 60th day following the date such value can be ascertained.

                 (e) Notwithstanding any contrary provision of this instrument, Employer Stock acquired with the proceeds of a loan described in
Section 404(a)(9) of the Code shall not be distributed sooner than the close of the Plan Year in which such loan is paid in full.

         6.6     FORM OF BENEFIT:

                 (a) Benefits from the Plan will be paid in whole shares of Employer Stock, cash, or a combination of both, as determined by the Plan Committee; provided, however, that a Participant shall have the right to demand distribution of his or her entire vested Account balance entirely in shares of Employer Stock (with the value of any fractional shares paid in cash). In the event that a Participant demands distribution entirely in Employer Stock, any balance in the Participant's other investment accounts shall be liquidated and shall be applied to provide whole shares of Employer Stock at the then fair market value of the Participant's other investment accounts. All purchases, sales and distributions of Employer Stock shall be valued as of the date of distribution. In the event that the Employer Stock ceases to be readily tradeable on an established securities market, each Participant shall be given a "put option" right to require the Employer to repurchase the Employer Stock distributed to the Employee as provided in Section 7.2.

                 (b) Benefits shall be paid to the Participant or his or her Beneficiary in a lump sum payment;

                 (c) The following rules apply to payments after a Participant's death:

                          (i)     If a Participant dies after payments have
begun, then his or her remaining vested Account balance, if any, must be distributed to the Participant's Beneficiary at least as rapidly as under the method of distribution elected by the Participant; and

                          (ii)    If a Participant dies before his or her
vested Account balance has begun to be distributed, then the Participant's remaining vested Account balance, if any, must be distributed within five years after the Participant's death.

         6.7 LOCATION OF FORMER PARTICIPANTS: If a former Participant who is entitled to a distribution cannot be located and the Plan Committee has made reasonable efforts to locate the former Participant, then the former Participant's vested interest shall be forfeited. The Plan Committee will be deemed to have made reasonable efforts to locate the Participant if the Plan Committee is unable to locate the former Participant (or, in the case of a deceased former Participant, his or her Beneficiary) after having made two successive certified or similar mailings to the last address on file with the Plan Committee. The former Participant's Account shall be forfeited as of the last day of the Plan Year in which occurs the close of the 12 consecutive calendar month period following the last of the two successive mailings. If the former Participant or Beneficiary makes a written claim for the vested interest after it has been forfeited, the Employer shall cause the vested interest to be reinstated.

         6.8     BENEFITS TO MINORS AND INCOMPETENTS:

                 (a) If any person entitled to receive payment under the Plan is a minor, the Plan Committee, in its discretion, may dispose of such amount in any one or more of the following ways:

                          (i)     By payment of the amount directly to the
minor;

                          (ii)    By application of the amount for the benefit
of the minor;

                          (iii)   By payment of the amount to a parent of the
minor or to any adult person with whom the minor is living at the time or to any person who is legally qualified and is acting as guardian of the minor or of the property of the minor, provided that the parent or adult person to whom any amount is to be paid has advised the Plan Committee in writing that he or she will hold or use the amount for the benefit of the minor.

                          (iv)    By payment of the amount to a custodian
selected by the Trustee under the appropriate Uniform Gifts to Minors Act.

                 (b) If a person who is entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a previous claim has been made by a duly qualified committee or other legal representative), the payment may be made to the person's spouse, son, daughter, parent, brother, sister or other person deemed by the Plan Committee to have incurred expense for the person otherwise entitled to payment.

                 (c) The selection of a method of distribution under this Section shall be in the discretion of the Plan Committee, and the Plan Committee may not be compelled to select any method that it does not deem to be in the best interest of the distributee.

         6.9     DIVERSIFICATION OF INVESTMENTS:

                 (a) Each Qualified Participant shall be permitted to direct the Plan as to the investment of 25% of the value of the Participant's Account balance attributable to Employer Stock within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the Plan as to the investment of 50% of the value of such Account balance. For these purposes, a "Qualified Participant" shall mean a Participant who has attained age 55 and who has completed at least 10 years of Participation, and a "Qualified Election Period" shall mean the six (6) Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

                 (b) The Participant's direction shall be provided to the Plan Committee in writing; shall be effective no later than 180 days after the close of the Plan Year to which the direction applies; and shall specify which, if any, of the options set forth in Section 6.9(c) the Participant selects.

                 (c) The Plan Committee shall offer at least three investment options (determined in accordance with any applicable regulations) to each Participant who makes a direction under this Section. If no such investment options are offered:

                          (i)     At the election of the Qualified Participant,
the Plan shall distribute (notwithstanding Section 409(d) of the Code) the portion of the Participant's account that is covered by the election within 90 days after the last day of the period during which the election can be made. Such distribution shall be subject to such requirements of the Plan concerning put options as would otherwise apply to a distribution of Employer Stock from the Plan. This Section 6.9(c)(i) shall apply notwithstanding any other provision of the Plan other than such provisions as require the consent of the Participant to a distribution with a present value in excess of $3,500. If the Participant does not consent, such amount shall be retained in this Plan.

                          (ii)    In lieu of distribution under Section
6.9(c)(i), the Qualified Participant who has the right to receive a cash distribution under Section 6.9(c)(i) may direct the Plan to transfer the portion of the Participant's account that is covered by the election to another qualified plan of the Employer which accepts such transfers, provided that such a plan then exists, that such plan permits employee-directed investment and that such plan does not invest in Employer securities to a substantial degree. Such transfer shall be made no later than ninety days after the last day of the period during which the election can be made.

         6.10 PERIOD OF PAYMENT/CERTAIN ACCOUNTS: Notwithstanding any contrary provision herein, if the fair market value of a Participant's account attributable to Employer Stock is in excess of $500,000 (multiplied by the adjustment factor as prescribed by the Secretary of the Treasury) as of the date distribution is required to begin under Section 6.5, distributions required under Section 6.5 shall be made in substantially equal annual payments over a period not longer than five years plus an additional one year (up to an additional five years) for each $100,000 increment, or fraction of such increment, by which the value of the Participant's account exceeds $500,000, unless the Participant otherwise elects under the provisions of the Plan other than this Section. In no event shall such distribution period exceed the period permitted under Section 401(a)(9) of the Code.

         6.11    DIRECT ROLLOVERS; WITHHOLDING:

                 (a) Effective Date: The provisions of this Section shall apply to all distributions from the Plan made on or after January 1, 1993.

                 (b) General Rule: If the Distributee of any Eligible Rollover Distribution elects to have the Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, and specifies the Eligible Retirement Plan to which the Eligible Rollover Distribution is to be paid, then the Eligible Rollover Distribution will be paid to that Eligible Retirement Plan in a Direct Rollover.

                 (c) Waiver of 30 Day Notice Requirement: If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Regulations is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                 (d) Definitions: For purposes of this Section, the following definitions shall apply:

                          (i)     Direct Rollover: An Eligible Rollover
Distribution paid directly to an Eligible Retirement Plan for the benefit of a Distributee.

                          (ii)    Distributee:  An Employee, surviving spouse
of a deceased employee, or a spouse entitled to payment under a Qualified Domestic Relations Order.

                          (iii)   Eligible Retirement Plan:

                                        (A)     With respect to any
Distributee, an individual retirement account described in Section 408(a) of the Code.

                                        (B)     With respect to a Distributee
who is an Employee or a spouse or former spouse of an Employee who is an Alternate Payee under a Qualified Domestic Relations Order as defined in
Section 7.2 below, an Eligible Retirement Plan shall also mean an individual retirement annuity (other than an endowment contract) described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code or an annuity plan described in Section 403(a) of the Code.

                          (iv)    Eligible Rollover Distribution:  An Eligible
Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                 (e) If a Participant does not elect to have an Eligible Rollover Distribution transferred directly to an Eligible Retirement Plan, or in the case of any distribution which is not an Eligible Rollover Distribution, the Plan Committee shall direct the Trustee as to any required withholding. Under no circumstances shall Company Stock be sold to satisfy any such withholding requirement.

                                  SECTION VII

                 ACQUISITION AND DISTRIBUTION OF EMPLOYER STOCK


         7.1     LOANS USED TO ACQUIRE EMPLOYER STOCK:

                 (a) The Plan Committee may direct the Trustee to incur Plan loans from time to time to carry out the purposes of the Trust, provided that if the loan is for the purposes of acquiring Employer Stock, the terms of the loan shall comply with the following requirements: Any such loan shall be for a specified term, shall bear a reasonable rate of interest, may not exceed fifteen (15) years in duration, and may only be secured by a collateral pledge of the Employer Stock so acquired. Any such loan shall be primarily for the benefit of Plan Participants and their Beneficiaries. No other Trust assets may be pledged as collateral by the Trustee, and no lender shall have recourse against Trust assets other than any shares of Employer Stock remaining subject to pledge. Any pledge of Employer Stock must provide for the release of shares so pledged pursuant to either the "General Rule" or the "Special Rule" set forth in Section 4.1. Repayments of principal and interest on any such loan shall be made by the Trustee as directed by the Plan Committee only from Employer contributions in cash to the Trust, from any cash dividends received by the Trust on such Employer Stock or from earnings attributable to the investment of Employer contributions made to the Trust in cash to meet its obligations under the loan. The proceeds of such a loan may be used only to acquire Employer Stock, to repay such loan or to repay a prior such loan. The protections and rights described in Section VII are nonterminable. Should this Plan cease to be an Employee Stock Ownership Plan, or should said loan be repaid, all Employer Stock will continue to be subject to the provisions of this Section VII.

                 (b) In the event of default upon a loan used to acquire Employer Stock, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of default. If the lender is a disqualified person (within the meaning of Section 4975 of the Code) a loan must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan. For purposes of this paragraph, the making of a guarantee does not make a person a lender.

         7.2     PUT OPTION:

                 (a) If Employer Stock is distributed from the Plan at a time when the Employer Stock is not readily tradable on an established securities market, then the Participant or Beneficiary receiving the Employer Stock shall have the right to require that the Employer repurchase the Employer Stock. The Participant or Beneficiary may exercise this put option for a period of 60 days following the date on which the Employer Stock is distributed and, if the Participant or Beneficiary does not exercise the put option at that time, for an additional period of 60 days during the next following Plan Year. The period during which the put option is exercisable shall not include any period during which the Participant or Beneficiary is unable to exercise the put option because the Employer is prohibited from honoring it by federal or state law. In order to exercise the put option, the Participant or Beneficiary must notify the Employer in writing, during the exercise period, that the put option is being exercised.

                 (b) If a Participant or Beneficiary exercises a put option, the Employer (or, if the Trustee deems it appropriate and the Employer consents, the Trustee) shall purchase the Employer Stock that was distributed to the Participant or Beneficiary at a purchase price equal to the fair market value of the Employer Stock as of the most recent Valuation Date; provided that, if the Participant or Beneficiary exercising the put option is a "disqualified person", as defined in Code Section 4975, the purchase price shall equal the fair market value of the Employer Stock as of the date of the purchase. The purchase price shall be paid in one or more installments over a period determined by the Employer or Trustee, but not to exceed five (5) substantially equal annual payments. The first installment shall be paid not later than 30 days after the Participant exercises the put option. Interest shall be payable at a reasonable interest rate and with adequate security on amounts not paid after 30 days. The Employer or Trustee shall determine what constitutes a reasonable interest rate and adequate security, based on interest terms in effect in the community at the time of the purchase.

                 (c) Notwithstanding any of the foregoing to the contrary, if the distribution does not constitute a "Total Distribution" within the meaning of the Code, the Plan shall pay the Participant an amount equal to the fair market value of the Employer Stock repurchased no later than 30 days after the Participant exercises the put option.

         7.3 FAIR MARKET VALUE OF EMPLOYER STOCK: The Plan Committee shall determine the fair market value of Employer Stock, and the Plan Committee's determination shall be binding on all persons, including the Trustee, for all purposes of this Plan. The Plan Committee may rely on an appraisal made by a disinterested qualified appraiser in determining fair market value. Notwithstanding any of the foregoing to the contrary, all valuations of Employer Stock which are not readily tradable on an established securities market with respect to activities carried on by the Plan shall be made by an independent appraiser meeting requirements similar to those contained in Treasury regulations under Section 170(a)(1) of the Code.

         7.4 LEGENDS: The Plan Committee shall direct the Trustee to cause shares of Employer Stock that are distributed to bear a legend setting forth such representations as the Plan Committee deems appropriate, which may include, without being limited to, representations that (i) the shares have not been registered under federal or state securities law, or (ii) under the law, the transferability of the shares is restricted. In addition, the Plan Committee may require the recipient of a distribution of Employer Stock to sign a letter agreeing that the Employer Stock received shall not be transferred except in compliance with federal and state securities law and making such other agreements and representations as the Plan Committee deems appropriate. Except as otherwise provided in this Section VII, no security acquired with the proceeds of a loan described in Section 7.1 above may be subject to a put, call, buy-sell or similar arrangement while held by or when distributed from the Plan.

         7.5 BASIS OF EMPLOYER STOCK: The basis of Employer Stock held in the Trust Fund shall be determined as follows:

                 (a) The basis of Employer Stock purchased by the Trustee shall be the actual cost of the Employer Stock to the Trustee. The basis of all other Employer Stock acquired by the Trustee (including Employer Stock contributed by the Employer to the Trust Fund) shall be the fair market value of the Employer Stock on the date of the acquisition.

                 (b) Any shares of Employer Stock that are held unallocated in a Suspense Account pursuant to Section 4.1 or 4.5 shall retain their original basis, without regard to when the shares are released and allocated to Participants' Accounts.

                 (c) As of each allocation date, the basis of all Employer Stock that is made available for allocation shall be calculated as of that date, as determined pursuant to subsections (a) and (b) above.

                 (d) The basis of all Employer Stock allocated to a Participant's Account for a Plan Year shall be averaged with the basis of all Employer Stock previously allocated to the Participant's Account, and the resulting average, as adjusted annually, shall be the Participant's basis with respect to distributions of Employer Stock from the Participant's Account.

                                  SECTION VIII

                        ADMINISTRATION BY THE COMMITTEE

         8.1 APPOINTMENT OF THE PLAN COMMITTEE: The members of the Plan Committee shall consist of one or more persons appointed from time to time by the Employer to serve until their death, resignation or removal by the Employer. A person shall not be ineligible to be a member of the Plan Committee because he or she is or may be a Participant in the Plan. The Employer from time to time may increase or decrease the number of members of the Plan Committee. The Plan Committee and each of its members shall be named fiduciaries with respect to the Plan, and shall be indemnified by the Employer against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of the Plan.

         8.2     POWERS OF THE PLAN COMMITTEE:

                 (a) The Plan Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions and shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                          (i)     To construe and interpret the Plan, to decide
all questions of eligibility and to determine the amount, manner and time of payment of any benefits hereunder;

                          (ii)    To prescribe procedures to be followed by
Employees in filing applications for benefits;

                          (iii)   To make a determination as to the right of
any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing;

                          (iv)    To request and receive from the Employer and
from Employees such information as shall be necessary for the proper administration of the Plan, including but not limited to, such information as the Plan Committee may reasonably require to determine each Participant's eligibility to participate in the Plan and the benefits payable to each Participant upon his or her death, retirement or termination of employment;

                          (v)     To prepare and distribute, in such manner as
it determines to be appropriate, information explaining the Plan;

                          (vi)    To furnish the Employer, upon request, with
such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

                          (vii)   To direct the Trustee as to the method in
which and persons to whom Plan assets will be distributed;

                          (viii)  To receive and review reports on the
financial condition of the Trust Fund and statements of the receipts and disbursements of the Trust Fund from the Trustee;

                          (ix)    To value Employer Stock; and

                          (x)     Such other duties and powers as are set forth
in Section 9.5.

                 (b) The Plan Committee shall not have the power to add to, subtract from or modify any of the terms of the Plan, nor to change or add to any benefits provided by the Plan, nor to waive or fail to apply any requirement for eligibility for the receipt of benefits under the Plan.

                 (c) The Plan Committee may adopt such rules, regulations and bylaws and may make such decisions as it deems necessary or desirable for the proper administration of the Plan, and all rules and decisions of the Plan Committee shall be uniformly and consistently applied to all Participants in similar circumstances. Any rule or decision that is not inconsistent with the provisions of the Plan shall be conclusive and binding upon all persons affected by it, and there shall be no appeal from any ruling by the Plan Committee that is within its authority, except as otherwise provided herein. When making a determination or calculation, the Plan Committee shall be entitled to rely upon information furnished by an Employer or anyone acting on behalf of an Employer.

         8.3 OPERATION: The members of the Plan Committee shall elect a Chairman. They shall also elect a Secretary who may, but need not, be a member of the Plan Committee. The Plan Committee shall have the power to: (a) appoint from its membership such subcommittees with such powers as the Plan Committee shall determine, (b) authorize one or more of its members or any agent to execute or deliver any instrument or to make any payment on behalf of the Plan Committee, and (c) employ counsel and agents and such clerical and other services as the Plan Committee shall deem requisite or desirable in carrying out the provisions of the Plan. The Plan Committee shall be fully protected in relying on data, information or statistics furnished it by persons performing ministerial and limited discretionary functions as long as the Plan Committee has had no reason to doubt the competence, integrity or responsibility of any such person.

         8.4 MEETINGS AND QUORUM: The Plan Committee shall hold meetings upon such notice, at such places, and at such intervals as it may from time to time determine. A majority of the members of the Plan Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Plan Committee at any meeting shall be by the vote of a majority of those present at any such meeting. Action may be taken by the Plan Committee without a meeting by a written consent signed by a majority of the members of the Plan Committee.

         8.5 COMPENSATION: The members of the Plan Committee shall not be entitled to any compensation for their services with respect to the Plan, but the Plan Committee members shall be entitled to reimbursement for any and all necessary expenses that each member may incur. The expenses shall be paid by the Employer or from the Trust Fund. Any such payments from the Trust Fund shall be deemed to be for the exclusive benefit of Participants.

         8.6     DOMESTIC RELATIONS ORDERS:

                 (a) If the Trustee or the Plan Committee receives a domestic relations order that purports to require the payment of a Participant's benefits to a person other than the Participant, the Plan Committee shall take the following steps:

                          (i)     If benefits are in pay status, the Plan
Committee shall direct the Trustee to segregate and hold in a Determination Period Account (defined below) the amounts that will be payable to the Alternate Payees (defined below) with respect to the Determination Period (defined below) if the order is a Qualified Domestic Relations Order (defined below).

                          (ii)    The Plan Committee shall promptly notify the
named Participant and any Alternate Payees of the receipt of the domestic relations order and of the Plan Committee's procedures for determining if the order is a Qualified Domestic Relations Order.

                          (iii)   The Plan Committee shall determine whether
the order is a Qualified Domestic Relations Order under the provisions of Code
Section 414(p).

                          (iv)    The Plan Committee shall notify the named
Participant and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.

                 (b) If, within 18 months of receipt of the domestic relations order, the order is determined to be a Qualified Domestic Relations Order, the Plan Committee shall direct the Trustee to pay the Determination Period Account to the persons entitled to receive the Account pursuant to the order.

                 (c) If, within 18 months of receipt of the domestic relations order, (i) the order is determined not to be a Qualified Domestic Relations Order or (ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Plan Committee shall direct the Trustee to pay the amounts held in the Determination Period Account to the Participant or other person who would have been entitled to such amounts if there had been no order.

                 (d) If an order is determined to be a Qualified Domestic Relations Order after the end of the 18-month period, the determination shall be applied prospectively only.

                 (e) For the purposes of this Section, the following terms shall have the following definitions:

                          Alternate Payee - Any spouse, former spouse, child or
other dependent of a Participant who is recognized by a domestic relations order as having a right to all or a portion of the benefits payable under the Plan to the Participant.

                          Determination Period - The period of up to 18 months
during which the Plan Committee shall determine the qualified status of a domestic relations order.

                          Determination Period Account - A segregated account
established by the Trustee at the direction of the Plan Committee, in which amounts which may be payable to an Alternate Payee shall be held. A Determination Period Account shall be held in an interest-bearing account and credited with earnings of that account.

                          Qualified Domestic Relations Order - Any domestic
relations order or judgment that meets the requirements set forth in Code
Section 414(p).

                                   SECTION IX

                        DUTIES AND POWERS OF THE TRUSTEE

         9.1 GENERAL: Subject to Section 9.5, the Trustee shall receive, hold, manage, convert, sell, exchange, invest, disburse and otherwise deal with such contributions as may from time to time be made to the Trust Fund and the income and profits therefrom, in the manner and for the uses and purposes of the Plan as provided in the Plan and in the trust agreement described in
Section 9.2.

         9.2 TRUST AGREEMENT: The Employer has entered into a trust agreement with the Trustee under which the Trustee will receive, invest and administer the Trust Fund in accordance with the terms thereof. The trust agreement is incorporated by reference as a part of the Plan, and the rights of all persons under the Plan are subject to the terms of the trust agreement.
The trust agreement provides for the investment and reinvestment of the Trust Fund, the management of the Trust Fund, the responsibilities and immunities of the Trustee, the removal of the Trustee and appointment of a successor, the accounting by the Trustee and the disbursement of the Trust Fund.

         9.3 LIMITATION OF LIABILITY: The Trustee shall hold in trust and administer the Trust Fund subject to all the terms and conditions of this Plan and of the trust agreement described in Section 9.2. The Trustee shall not be responsible for the administration of the Plan unless employed by the Employer to serve in such capacity. The Trustee's responsibility shall be limited to holding, investing and reinvesting the assets of the Trust Fund from time to time in its possession or under its control as Trustee, as directed by the Plan Committee, and to disbursing funds as directed by the Plan Committee. The Trustee shall not be responsible for the correctness of any payment or disbursement or action if made in accordance with the instructions of the Plan Committee.

         9.4 POWER OF TRUSTEE TO CARRY OUT THE PLAN: If, at any time, the Employer or the Plan Committee shall be incapable, for any reason, of giving directions, instructions or authorizations to the Trustee, as herein provided, the Trustee may act, without such directions, instructions or authorizations, as it, in its discretion, shall deem appropriate and advisable under the circumstances for carrying out the provisions of the Plan; provided, however, that the Trustee shall not vote Employer Stock without written instructions from the Plan Committee.

         9.5     PLAN COMMITTEE:

                 (a) The Plan Committee shall be responsible for directing the Trustee regarding the management, disposition and investment of Trust assets (including the power to direct the Trustee with respect to the voting and valuation of Employer Stock), as described in the trust agreement. The Plan Committee shall have the power to consult with and employ competent advisors, agents and other persons to assist the Plan Committee in discharging its responsibilities with respect to the voting, valuation, management, disposition and investment of Employer Stock.

                 (b) Except as otherwise required by the Trust Agreement, The Plan Committee may, but is not required to, poll the Participants to determine how Employer Stock should be voted or whether Employer Stock should be sold. If the Plan Committee requests and receives instructions by the Participants regarding the voting or sale of Employer Stock, the Plan Committee shall follow the Participants' instructions in directing the Trustee regarding the voting or sale of Employer Stock.

                                   SECTION X

                           AMENDMENT AND TERMINATION

         10.1 AMENDMENT: This Plan shall be irrevocable and binding as to all contributions made by an Employer to the Trust, but this Plan may be amended from time to time by the Employer. No amendment shall be made to the Plan that (a) would have the effect of diverting any of the Trust from Participants or their Beneficiaries as provided in the Plan, (b) would prevent the allowance as a deduction for federal income tax purposes, and particularly under Code Section 404, of any contribution made by an Employer to the Trust,
(c) would take the Plan and Trust out of the scope of Code Sections 401, 402 and 501(a), (d) would increase the duties of the Trustee without its consent, or (e) would decrease a Participant's vested interest in his or her Account in the Trust Fund.

                 Subject to the foregoing to the contrary, the Employer reserves the right to amend the vesting schedule at any time; provided, however, the Employer shall not amend the vesting schedule (and no amendment shall be effective) to reduce a Participant's vested Account derived from Employee Contributions (determined as of the later of the date the amendment is adopted or the date the amendment becomes effective).

                 If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least three 3 Years of Service may elect to have the percentage of his or her vested Account computed under the Plan without regard to the amendment. The Participant must file an election with the Plan Committee within sixty (60) days of the latest of (a) adoption of the amendment; (b) the effective date of the amendment; or (c) the Participant's receipt of a copy of the amendment. The Plan Committee, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this Section, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the vested percentage of an Employee's rights to his or her Employer derived Account.

         10.2 TERMINATION: This Plan may be terminated at any time by the Employer. If the Plan is terminated, or if a partial termination occurs (through a complete discontinuance of contributions or otherwise), each affected Participant shall have a 100% vested interest in his or her Account, and his or her Account shall be paid to the Participant (or to the Participant's Beneficiary, in the event of the Participant's death) in a lump sum as soon as is practicable after the termination. An Affiliated Company that has adopted the Plan may terminate its participation in the Plan at any time. In the event of such termination, the Affiliated Company may adopt a successor plan providing substantially similar benefits and the interests of each Participant who is an Employee of the Affiliated Company shall be transferred to the trustee or other funding agent for such successor plan. If the Affiliated Company does not establish a successor plan within six months of its notice of termination of participation in the Plan (or gives sooner notice that no successor plan will be established) then the Plan will be deemed to be terminated with respect to the Affiliated Company. Notwithstanding anything in this instrument to the contrary, if this Plan ceases to be an ESOP, qualifying employer securities acquired with the proceeds of an exempt loan will continue, after the loan is paid, to be subject to Regulation 54.4975-7(b)(4), (10),
(11), and (12) relating to put, call or other options and to buy - sell or similar arrangements.

         10.3 MERGER: In the event of merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall be entitled to a benefit under such other plan immediately after the merger, consolidation, or transfer that is equal to or greater than the Participant's Account balance determined under this Plan immediately before the merger, consolidation or transfer.

                                   SECTION XI

                                CLAIMS PROCEDURE

         11.1 RIGHT TO FILE CLAIM: Every Participant, former Participant, retired Participant, or Beneficiary of a Participant or former Participant shall be entitled to file with the Plan Committee a claim for benefits under the Plan. The claim must be in writing.

         11.2 DENIAL OF CLAIM: If the claim is denied by the Plan Committee, in whole or in part, the claimant shall be furnished within 90 days after the Plan Committee's receipt of the claim (or within 180 days after such receipt if special circumstances require an extension of time) a written notice of denial of the claim containing the following:

                 (a)      Specific reason or reasons for denial,

                 (b) Specific reference to pertinent Plan provisions on which the denial is based,

                 (c) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary, and

                 (d)      An explanation of the claims review procedure.

         11.3    CLAIMS REVIEW PROCEDURE:

                 (a) Review may be requested at any time within 90 days following the date the claimant received written notice of the denial of his or her claim. For purposes of this Section, any action required or authorized to be taken by the claimant may be taken by a representative authorized in writing by the claimant to represent him or her. The Plan Committee shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

                          (i)     permit the claimant to review any documents
that are pertinent to the claim;

                          (ii)    permit the claimant to submit to the Plan
Committee issues and comments in writing; and

                          (iii)   afford the claimant an opportunity to meet
with a quorum of the Plan Committee as a part of the review procedure.

                 (b) The decision on review by the Plan Committee shall be in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the Plan Committee determines that special circumstances require extension. The decision on review shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision of the Plan Committee is based.

                                  SECTION XII

                    ADOPTION OF PLAN BY AFFILIATED COMPANIES

         12.1 ADOPTION OF THE PLAN: An Affiliated Company may become a Participating Employer with the approval of the Employer by adopting the Plan for its Employees. An Affiliated Company that becomes a Participating Employer shall promptly deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan. Notwithstanding anything in the Plan to the contrary, an Affiliated Company adopting the Plan may determine whether and to what extent periods of employment with the Affiliated Company before the Affiliated Company adopted the Plan shall be included as Service under the Plan.

         12.2 WITHDRAWAL: An Affiliated Company may cease to be a Participating Employer at any time by giving advance notice in writing of its intention to the Employer and to the Plan Committee. Upon the receipt of notice of any such withdrawal, the Plan Committee shall certify to the Trustee the equitable share of the withdrawing Affiliated Company in the Trust Fund, and the Trustee shall thereupon set aside from the Trust Fund such securities and other property as it shall, in its sole discretion, deem to be equal in value to the Affiliated Company's equitable share. If the Plan is to be terminated with respect to the Affiliated Company, the amount set aside shall be administered according to Section 9.2. If the Plan is not to be terminated with respect to the Affiliated Company, the Trustee shall turn over the Affiliated Company's equitable share to a trustee designated by the Affiliated Company, and the securities and other property shall thereafter be held and invested as a separate trust of the Affiliated Company and shall be used and applied according to the terms of a new trust agreement between the Affiliated Company and the trustee so designated. Neither the segregation of the Trust Fund assets upon the withdrawal of an Affiliated Company, nor the execution of a new trust agreement shall operate to permit any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, former Participants and Beneficiaries.

                                  SECTION XIII

                                   TOP HEAVY

         13.1 PURPOSE: This Article is intended to insure that the Plan complies with Section 416 of the Code. If the Plan is or becomes Top-Heavy in any Plan Year beginning after December 31, 1983, the provisions of this Section will supersede any conflicting provision in the Plan.

         13.2 DEFINITIONS: For purposes of this Article, the following definitions shall apply:

                 (a) Determination Date: For any Plan year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that Year.

                 (b) Key Employee: Any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, (ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100% of the dollar limitation in effect under
Section 415(c)(1)(A) of the Code, (iii) a 5% owner of the Employer, or (iv) a 1% owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under
Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. Determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

                 (c) Non-Key Employee: Any Employee who is not a Key Employee, including Employees who are former Key Employees.

                 (d) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                 (e) Required Aggregation Group: (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                 (f) Top-Heavy Plan: This Plan is Top-Heavy if for any Plan Year any of the following conditions exists:

                          (i)     If the Top-Heavy Ratio for this Plan exceeds
60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                          (ii)    If this Plan is a part of a Required
Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

                          (iii)   If this Plan is a part of a Required
Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

                 (g)      Top-Heavy Ratio:

                          (i)     If the Employer maintains one or more defined
contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of Account balances (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                          (ii)    If the Employer maintains one or more defined
contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

                          (iii)   For purposes of (i) and (ii) above the value
of Account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in
Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with
Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                                  The accrued benefit of a Participant other
than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

                 (h) Valuation Date: The Plan Year-End as of which Account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

         13.3    MINIMUM ALLOCATION:

                 (a)      Except as otherwise provided in paragraphs (c) and
(d) below, in any Plan Year in which this Plan is Top-Heavy, Employer contributions allocated to the Account of each Participant who is a Non-Key Employee, shall be not less than the lesser of (i) 3% of the Non-Key Employee's Compensation, or (ii) in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions (if applicable), as a percentage of the first $200,000 of Compensation, allocated on behalf of any Key Employee for that Plan Year. The minimum allocation shall be determined without regard to any Social Security contribution. This minimum contribution shall be made even though, under other provisions of this Plan, the Participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete 1,000 Hours of Service, (ii) the Participant's failure to make mandatory Employee contributions to the Plan, or
(iii) Compensation less than a stated amount.

                 (b) For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in Section 1.8 of the Plan.

                 (c) The provisions in paragraph (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

                 (d) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b)) may not be forfeited under
Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

                 (e) Any minimum Top Heavy allocations will be made from this Plan.

         13.4    VESTING SCHEDULE:

                 (a) For any Plan Year in which the Plan is Top-Heavy, the following vesting schedule shall apply to any Employer contributions made for that Plan Year:

    Years of Service                                 Vested Percentage
    ----------------                                 -----------------
         1 year                                              0%
         2 years                                            20%
         3 years                                            40%
         4 years                                            60%
         5 years                                            80%
         6 years or more                                   100%

                 The Top-Heavy vesting schedule shall also apply to any subsequent Plan Years unless the Employer amends the Plan to provide for a vesting schedule which is more rapid than the one in this Section.

                 (b) The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this Section does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's Account balance attributable to Employer Contributions and forfeitures will be determined without regard to this Section.

                                  SECTION XIV

                                 MISCELLANEOUS

         14.1    RECEIPT OF ROLLOVERS AND TRUSTEE TO TRUSTEE TRANSFERS:

                 (a) The Trustee may (but shall not be required to) receive, with the consent of the Plan Committee, the transfer of assets previously held under another qualified plan for the benefit of a person who is a Participant in this Plan, provided that the assets have not at any time been held in any defined benefit plan or a defined contribution plan that is subject to the funding standards of Code Section 412 (unless the transfer is of an "eligible rollover distribution" within the meaning of Section 6.13). The assets may be received directly from the trustee of a qualified plan or as a rollover contribution from a qualified plan or from an individual retirement account. Any plan from which assets are received must be a plan qualified under Code Section 401 at the time of the transfer, any rollover individual retirement account must be an individual retirement account within the meaning of Code Section 408 at the time of the rollover, and the assets of any individual retirement account must be derived from distributions qualifying for the treatment described in this Section.

                 (b) Notwithstanding the foregoing, effective January 1, 1993, the Trustee may receive, with the consent of the Administrator, a transfer of assets previously held under a qualified plan for the benefit of an Employee in the form of a Direct Rollover (as defined in Section 6.11).

                 (c) An eligible Employee may, with the consent of the Plan Committee and prior to satisfying the Plan's eligibility condition(s), make a rollover contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility condition(s), the Plan Committee and Trustee shall treat the Employee as a Participant for all purposes of the Plan except the Employee may not share in Employer contributions under Section III until the Employee actually becomes a Participant in the Plan. If the Employee terminates employment prior to becoming a Participant, the Trustee shall distribute the Participant's rollover contribution Account to the Participant as if it were an Employer contribution account.

                 (d) The Trustee shall invest the transferred assets as a part of the Trust Fund. The transferred assets, and the earnings and losses attributable to them, shall be held in a separate account on the books of the Trust for the benefit of the Participant. The account shall share in allocations and adjustments pursuant to Section 4.3. The interest of a Participant in his or her account attributable to transferred assets shall be fully vested at all times. Payment of the account shall be made on the same basis as payment of the Participant's Employer contributions Account.

                 (e) The Plan Committee and the Trustee shall be fully protected in relying on data, representations, or other information provided by the trustee or custodian of a qualified plan or individual retirement account for the purpose of determining that the requirements of Section 14.1(a) have been satisfied.

         14.2 INDEMNIFICATION: The Employer shall indemnify each Plan Committee member and each other Employee who is involved in the administration of the Plan against all costs, expenses and liabilities, including attorney's fees, incurred in connection with any action, suit or proceeding instituted against any of them alleging any act of omission or commission performed while acting in good faith in discharging their duties with respect to the Plan. Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall notify the Employer of the action. The Employer shall be entitled to participate at its own expense in the defense or to assume the defense of any action brought against any indemnified party. If the Employer elects to assume the defense of any such suit, the defense shall be conducted by counsel chosen by the Employer, and the indemnified party shall bear the fees and expenses of any additional counsel retained by him or her.

         14.3 EXCLUSIVE BENEFIT RULE: This Plan shall be administered for the exclusive benefit of the Employees of the Employer and for the payment to Participants out of the income and principal of the Trust Fund of the benefits provided under the Plan. No part of the income or principal of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, as provided in the Plan.

         14.4 NO RIGHT TO THE FUND: No person shall have any interest in, or right to, any part of the assets of the Trust Fund or any rights under the Plan, except as to the extent expressly provided in the Plan.

         14.5 RIGHTS OF EMPLOYER: The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any other person for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him or her without regard to the effect thereof under the Plan.

         14.6 NON-ALIENATION OF BENEFITS: No amount payable to or held under the Plan for the account of any Participant, former Participant, retired Participant, or Beneficiary of a Participant or former Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No amount payable to or held under the Plan for the account of any Participant, former Participant, retired Participant, or Beneficiary may be in any manner liable for his or her debts, contracts, liabilities, engagements or torts, or be subject to any legal process, levy or attachment. The provisions of this Section shall not preclude distributions made by the Trustee in accordance with a Qualified Domestic Relations Order.

         14.7 CONSTRUCTION AND SEVERABILITY: Except as otherwise provided by federal law, the provisions of this Plan shall be construed and enforced according to California laws, and all of the provisions of the Plan shall be administered in accordance with the laws of the State of California. For simplicity of expression, pronouns and other terms are sometimes expressed in a particular number and gender; however, where appropriate to the context, such terms shall be deemed to include each of the other numbers and the other gender. Each provision of this Plan shall be considered to be severable from all other provisions so that if any provision or any part of a provision shall be declared void, then the remaining provisions of the Plan that are not declared void shall continue to be effective.

         14.8 DELEGATION OF AUTHORITY: Whenever the Employer, under the terms of this Plan, is permitted or required to do or perform any act, the act may be done or performed by any officer of the Employer, and such officer shall be presumed to be duly authorized by the Board of Directors of the Employer.

         14.9 REQUEST FOR TAX RULING: This Plan is based upon the condition precedent that it shall meet the requirements of the Code with respect to qualified employees' trusts so as to permit the Employer to deduct for federal income tax purposes the amounts of its contributions and so that its contributions will not be taxable to the Participants as income in the year in which the contributions are made. The Employer shall apply for a determination by the Internal Revenue Service that this Plan is so qualified. If the Internal Revenue Service rules that this Plan is not so qualified, then the then current value of all contributions made by the Employer before the initial determination as to qualification shall be returned to the Employer, and this Plan shall be of no further force or effect.

                                 *  *  *  *  *

         IN WITNESS WHEREOF, the Employer has caused this Plan to be executed on November 21, 1994.


                                        FREMONT GENERAL CORPORATION



                                        By:   /s/ Raymond G. Meyers
                                           -----------------------------------
                                           Raymond G. Meyers
                                           Senior Vice President

                                   EXHIBIT A



         1.        Fremont General Corporation

         2.        Fremont Financial Corporation

         3.        Fremont Indemnity Company

                   a.     Physicians and Surgeons Underwriters Corporation

                   b.     Comstock Insurance Company

         4.        Fremont Premium Finance Corporation

         5.        Fremont Life Insurance Company

         6.        Fremont Investment and Loan

         7.        Fremont Compensation Insurance Company

                   a.     Fremont Health Company